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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statement File Nos. 333-2862 and 333-2854.

ARTHUR ANDERSEN LLP

Houston, Texas
February 29, 2000